EX-99.(h)(iv)

SCHEDULE A

TO

ADMINISTRATIVE SERVICES AGREEMENT

CARILLON SERIES TRUST

The following classes of each Series of the above-referenced Trusts currently are subject to this Agreement:

Carillon Series Trust

Carillon ClariVest Capital Appreciation Fund

Class A

Class C

Class I

Class R-3

Class R-5

Class R-6

Class Y

Class RJ RETIREMENT

Carillon Eagle Growth & Income Fund

Class A

Class C

Class I

Class R-3

Class R-5

Class R-6

Class Y

Class RJ RETIREMENT

Carillon ClariVest International Stock Fund:

Class A

Class C

Class I

Class R-3

Class R-5

Class R-6

Class Y

Class RJ RETIREMENT

Carillon Eagle Mid Cap Growth Fund:

Class A

Class C

Class I

Class R-3

Class R-5

Class R-6

Class Y

Class RJ RETIREMENT

Carillon Eagle Small Cap Growth Fund:

Class A

Class C

Class I

Class R-3

Class R-5

Class R-6

Class Y

Class RJ RETIREMENT

Carillon Reams Core Bond Fund

Class A

Class C

Class I

Class R-3

Class R-5

Class R-6

Class Y

Class RJ RETIREMENT

Carillon Reams Core Plus Bond Fund

Class A

Class C

Class I

Class R-3

Class R-5

Class R-6

Class Y

Class RJ RETIREMENT

Carillon ClariVest International Fund

Class A

Class C

Class I

Class R-3

Class R-5

Class R- 6

Class Y

Class RJ RETIREMENT

Carillon Scout Mid Cap Fund

Class A

Class C

Class I

Class R-3

Class R-5

Class R-6

Class Y

Class RJ RETIREMENT

Carillon Scout Small Cap Fund

Class A

Class C

Class I

Class R-3

Class R-5

Class R-6

Class Y

Class RJ RETIREMENT

Carillon Reams Unconstrained Bond Fund

Class A

Class C

Class I

Class R-3

Class R-5

Class R-6

Class Y

Class RJ RETIREMENT

Date: March 1, 2022

SCHEDULE B

TO

ADMINISTRATIVE SERVICES AGREEMENT

FOR

CARILLON SERIES TRUST

Compensation pursuant to Paragraph 9 of the Administrative Services Agreement shall be:

(1)

For the Services provided to each of Class A, Class C, Class I, Class R3, Class R5, Class R6, Class Y and RJ RETIREMENT of a Series and its shareholders (including amounts paid to third parties), 0.10% per annum of the average daily net assets of each such Class of said Series; plus in each case

(2)	Certain out-of-pocket expenses

Date: March 1, 2022